UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2024

ONITY GROUP INC.

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ONIT	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Extension of Rithm Capital Corp. Termination Rights

As previously disclosed, in May 2022, Onity Group Inc. (“Onity” or the “Company”) entered into amendments to its servicing and subservicing agreements with affiliates of Rithm Capital Corp. (“Rithm”) to extend their terms to December 31, 2023 and provide for subsequent, automatic one-year renewals, unless Onity provides six months’ advance notice of termination (by July 1), or Rithm provides three months’ advance notice of termination (by October 1), among other changes. On September 25, 2024, Onity and Rithm agreed to extend Rithm’s termination rights with respect to its subservicing agreements through October 15, 2024. On October 14, 2024, Onity and Rithm agreed to further extend these termination rights through November 15, 2024. In addition, Onity and Rithm agreed to extend the current terms of the subservicing agreements to February 1, 2025. Onity and Rithm continue to discuss extending their current servicing arrangements. Onity believes that non-renewal of these agreements would not have a material adverse effect on Onity’s financial condition, results of operations or its ability to service its debt obligations.

Forward-Looking Statements

The information included in this Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements relating to the future of Onity’s servicing relationship with Rithm and the expected impact of a future termination of the Rithm servicing agreements if such termination were to occur. We cannot provide any assurances relating to the outcome of these events or whether they will occur. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including the risks and uncertainties detailed in our reports and filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, and current reports and quarterly reports filed with the SEC since such date. Anyone wishing to understand Onity’s business should review our SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONITY GROUP INC.
(Registrant)

Date: October 18, 2024	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer